CLIPPER FUND SM Monthly Performance
2004 Returns
	Clipper Fund	S&P 500
Jan 31	0.53%	1.84%
Feb 28
Mar 31
1st Quarter	0.53%	1.84%
Apr 30
May 31
Jun 30
2nd Quarter
Jul 31
Aug 31
Sep 30
3rd Quarter
Oct 31
Nov 30
Dec 31
4th Quarter
YTD	0.53%	1.84%

Trailing Returns 01/31/04
1 Yr	23.89%	34.59%
3 Yr	8.01%	-4.58%
5 Yr	11.36%	-1.02%
7 Yr	13.95%	6.92%
10 Yr	15.55%	10.89%
Inception	15.91%	13.37%

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. Current performance data and a prospectus containing the Fund's investment objectives, risks and charges and expenses, may be obtained from the Fund by calling (800) 776-5033 or may be found on our website www.clipperfund.com. Please read the prospectus carefully before investing.

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Copyright 1998 Clipper FundSM
Page last updated 02/10/04